Exhibit 25.1

FORM T-1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2)    ☐

THE BANK OF NEW YORK TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

95-3571558
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

700 South Flower Street, Suite 500 Los Angeles, California	90017
(Address of principal executive offices)	(Zip code)

DaVita Inc.

(Exact name of obligor as specified in its charter)

Delaware	51-0354549
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Astro, Hobby, West Mt. Renal Care Limited Partnership

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	76-0520167 (I.R.S. employer identification no.)

Bay Area Dialysis Partnership

(Exact name of obligor as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	91-1869022 (I.R.S. employer identification no.)

Beverly Hills Dialysis Partnership

(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-4504550 (I.R.S. employer identification no.)

Carroll County Dialysis Facility, Inc.

(Exact name of obligor as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	52-1693649 (I.R.S. employer identification no.)

Continental Dialysis Center of Springfield-Fairfax, Inc.

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	62-1238381 (I.R.S. employer identification no.)

Continental Dialysis Center, Inc.

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	22-2470712 (I.R.S. employer identification no.)

DaVita Nephrology Associates of Utah, LLC

(Exact name of obligor as specified in its charter)

Utah (State or other jurisdiction of incorporation or organization)	80-0058484 (I.R.S. employer identification no.)

DaVita—West, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	01-0561202 (I.R.S. employer identification no.)

Dialysis Center of Abilene, LP

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-2388935 (I.R.S. employer identification no.)

Dialysis Holdings, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	94-3096645 (I.R.S. employer identification no.)

Dialysis Specialists of Dallas, Inc.

(Exact name of obligor as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	75-2533856 (I.R.S. employer identification no.)

Downriver Centers, Inc.

(Exact name of obligor as specified in its charter)

Michigan (State or other jurisdiction of incorporation or organization)	38-3500376 (I.R.S. employer identification no.)

DVA Healthcare Nephrology Partners, Inc.

(Exact name of obligor as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	94-3259141 (I.R.S. employer identification no.)

DVA Healthcare of Maryland, Inc.

(Exact name of obligor as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	62-1605235 (I.R.S. employer identification no.)

DVA Healthcare of Massachusetts, Inc.

(Exact name of obligor as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	62-1529463 (I.R.S. employer identification no.)

DVA Healthcare of Pennsylvania, Inc.

(Exact name of obligor as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation or organization)	91-1867238 (I.R.S. employer identification no.)

DVA Healthcare Procurement Services, Inc.

(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	33-0731597 (I.R.S. employer identification no.)

DVA Healthcare Renal Care, Inc.

(Exact name of obligor as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	95-2977916 (I.R.S. employer identification no.)

DVA Laboratory Services, Inc.

(Exact name of obligor as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	65-0127483 (I.R.S. employer identification no.)

DVA Nephrology Partners, Inc.

(Exact name of obligor as specified in its charter)

Tennessee (State or other jurisdiction of incorporation or organization)	62-1634344 (I.R.S. employer identification no.)

DVA Nephrology Services, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	33-0606825 (I.R.S. employer identification no.)

DVA of New York, Inc.

(Exact name of obligor as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	91-1806157 (I.R.S. employer identification no.)

DVA Renal Healthcare, Inc.

(Exact name of obligor as specified in its charter)

Tennessee (State or other jurisdiction of incorporation or organization)	62-1323090 (I.R.S. employer identification no.)

DVA Supply Corp.

(Exact name of obligor as specified in its charter)

Tennessee (State or other jurisdiction of incorporation or organization)	62-1287600 (I.R.S. employer identification no.)

East End Dialysis Center, Inc.

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	54-1318452 (I.R.S. employer identification no.)

Eastmont Dialysis Partnership

(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	91-1819193 (I.R.S. employer identification no.)

Elberton Dialysis Facility, Inc.

(Exact name of obligor as specified in its charter)

Georgia (State or other jurisdiction of incorporation or organization)	58-1721014 (I.R.S. employer identification no.)

Flamingo Park Kidney Center, Inc.

(Exact name of obligor as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	65-0431823 (I.R.S. employer identification no.)

Freehold Artificial Kidney Center, LLC

(Exact name of obligor as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	22-3328300 (I.R.S. employer identification no.)

Houston Kidney Center/Total Renal Care Integrated Service Network

Limited Partnership

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	76-0509917 (I.R.S. employer identification no.)

Kidney Care Rx, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-4393983 (I.R.S. employer identification no.)

Kidney Care Services, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	11-3685202 (I.R.S. employer identification no.)

Lincoln Park Dialysis Services, Inc.

(Exact name of obligor as specified in its charter)

Illinois (State or other jurisdiction of incorporation or organization)	36-3191860 (I.R.S. employer identification no.)

Mason-Dixon Dialysis Facilities, Inc.

(Exact name of obligor as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	52-1766772 (I.R.S. employer identification no.)

Mid-City New Orleans Dialysis Center, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-1680408 (I.R.S. employer identification no.)

Nephrology Medical Associates of Georgia, LLC

(Exact name of obligor as specified in its charter)

Georgia (State or other jurisdiction of incorporation or organization)	91-2160693 (I.R.S. employer identification no.)

Neptune Artificial Kidney Center, LLC

(Exact name of obligor as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	22-3328303 (I.R.S. employer identification no.)

North Atlanta Dialysis Center, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-0336249 (I.R.S. employer identification no.)

Ontario Dialysis Center, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-1757176 (I.R.S. employer identification no.)

Open Access Sonography, Inc.

(Exact name of obligor as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	59-3245347 (I.R.S. employer identification no.)

Orange Dialysis, LLC

(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	01-0721696 (I.R.S. employer identification no.)

Pacific Coast Dialysis Center

(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-3964201 (I.R.S. employer identification no.)

PDI Holdings, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-3084850 (I.R.S. employer identification no.)

PDI Supply, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-3086823 (I.R.S. employer identification no.)

Peninsula Dialysis Center, Inc.

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	54-1721545 (I.R.S. employer identification no.)

Physicians Dialysis Acquisitions, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	04-3546654 (I.R.S. employer identification no.)

Physicians Dialysis Ventures, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	04-3546656 (I.R.S. employer identification no.)

Physicians Dialysis, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	04-3535478 (I.R.S. employer identification no.)

Renal Life Link, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-1649898 (I.R.S. employer identification no.)

Renal Treatment Centers—California, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2741218 (I.R.S. employer identification no.)

Renal Treatment Centers—Hawaii, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2830661 (I.R.S. employer identification no.)

Renal Treatment Centers—Illinois, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2798598 (I.R.S. employer identification no.)

Renal Treatment Centers—Mid-Atlantic, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2536597 (I.R.S. employer identification no.)

Renal Treatment Centers—Northeast, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2709856 (I.R.S. employer identification no.)

Renal Treatment Centers—Southeast, LP

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2791135 (I.R.S. employer identification no.)

Renal Treatment Centers—West, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2763722 (I.R.S. employer identification no.)

Renal Treatment Centers, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2518331 (I.R.S. employer identification no.)

RMS DM, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-0174548 (I.R.S. employer identification no.)

RTC—Texas Acquisition, Inc.

(Exact name of obligor as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	74-2811204 (I.R.S. employer identification no.)

RTC Holdings, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	51-0340369 (I.R.S. employer identification no.)

RTC TN, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	51-0378828 (I.R.S. employer identification no.)

Sierra Rose Dialysis Center, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	02-0614476 (I.R.S. employer identification no.)

South Shore Dialysis Center, LP

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-2386656 (I.R.S. employer identification no.)

Southeast Florida Dialysis, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-2207697 (I.R.S. employer identification no.)

Southwest Atlanta Dialysis Centers, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-0336205 (I.R.S. employer identification no.)

Total Acute Kidney Care, Inc.

(Exact name of obligor as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	65-0086334 (I.R.S. employer identification no.)

Total Renal Care/Eaton Canyon Dialysis Center Partnership

(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-4584694 (I.R.S. employer identification no.)

Total Renal Care of Colorado, Inc.

(Exact name of obligor as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	84-0612148 (I.R.S. employer identification no.)

Total Renal Care of Utah, L.L.C.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	87-0570546 (I.R.S. employer identification no.)

Total Renal Care Texas Limited Partnership

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	74-2794200 (I.R.S. employer identification no.)

Total Renal Care, Inc.

(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-3372911 (I.R.S. employer identification no.)

Total Renal Care/Peralta Renal Center Partnership

(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	94-3249675 (I.R.S. employer identification no.)

Total Renal Care/Piedmont Dialysis Partnership

(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	94-3249677 (I.R.S. employer identification no.)

Total Renal Laboratories, Inc.

(Exact name of obligor as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	59-3205549 (I.R.S. employer identification no.)

Total Renal Research, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	94-3269918 (I.R.S. employer identification no.)

TRC—Indiana, LLC

(Exact name of obligor as specified in its charter)

Indiana (State or other jurisdiction of incorporation or organization)	91-1971775 (I.R.S. employer identification no.)

TRC of New York, Inc.

(Exact name of obligor as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	91-1849180 (I.R.S. employer identification no.)

TRC West, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	88-0364717 (I.R.S. employer identification no.)

Tri-City Dialysis Center, Inc.

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	54-1636509 (I.R.S. employer identification no.)

601 Hawaii Street El Segundo, California (Address of principal executive offices)	90245 (Zip code)

6 5/8% Senior Notes due 2013

(Title of the indenture securities)

1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank	San Francisco, California 94105

Federal Deposit Insurance Corporation	Washington, D.C. 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

4.	A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

6.	The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Los Angeles, and State of California, on the 27th day of April, 2007.

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By:	/S/ MELONEE YOUNG
Name:	MELONEE YOUNG
Title:	VICE PRESIDENT

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK TRUST COMPANY, N.A.

of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

At the close of business December 31, 2006, published in accordance with Federal regulatory authority instructions.

Dollar Amounts in Thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	10,020
Interest-bearing balances	0
Securities:
Held-to-maturity securities	56
Available-for-sale securities	64,801
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	49,900
Securities purchased under agreements to resell	40,000
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	5,051
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Not applicable Intangible assets:
Goodwill	889,415
Other Intangible Assets	277,086
Other assets	113,348

Total assets	$1,449,677

LIABILITIES
Deposits:
In domestic offices	2,517
Noninterest-bearing	2,517
Interest-bearing	0
Not applicable Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	58,000
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	127,233
Total liabilities	187,750
Minority interest in consolidated subsidiaries	0

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	1,121,520
Retained earnings	139,524
Accumulated other comprehensive income	-117
Other equity capital components	0
Total equity capital	1,261,927

Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)	1,449,677

1

I, William J. Winkelmann, Vice President of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

William J. Winkelmann	)	Vice President

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Michael K. Klugman, President	)
Michael F. McFadden, MD	)	Directors (Trustees)
Frank P. Sulzberger, Vice President	)

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